Exhibit 99.1

Annual Meeting of Stockholders May 1, 2007 We Value Relationships. Responsibility. Performance.

Performance.

Growth In Shareholder Value Strategic Acquisition Period

Strategic Acquisitions Focus on Improving Financial Performance Acquisitions Improve Financial Performance 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Salt Lake City & Mandan Hawaii Anacortes L.A. Refinery Acquisition Announced $/share Golden Eagle Strategic Acquisition Period

Growth In Shareholder Value Strategic Acquisition Period Improving Financial Results Period

Strategic Acquisitions Improving Financial Results Acquisitions Improve Financial Performance 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 L.A. Refinery Acquisition Announced Improving Financial Results Period Over 500% $/share Salt Lake City & Mandan Hawaii Anacortes Golden Eagle

Used all available cash to reduce debt (2003-2005) Improvements realized by new management team utilizing a centralized, functional business model Feedstock selection/flexibility Refinery capacity availability Capture of asset synergies through improved logistics Optimization of sales channels Investments in income improvement projects Improving Financial Results Period - Key Performance Drivers

2006 - A Great Year! We Value Performance.

2006 Highlights 1998 1999 2000 2001 2002 2003 2004 2005 2006 East -0.86 1.92 1.75 2.1 -1.93 488 520 530 530 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 thousands barrels/day Throughput Earnings Per Share 1998 1999 2000 2001 2002 2003 2004 2005 2006 East -0.86 1.92 1.75 2.1 -1.93 1.17 4.76 7.2 11.46 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 $ per share EBITDA Debt To Cap 1998 1999 2000 2001 2002 2003 2004 2005 2006 East -0.86 1.92 1.75 2.1 -1.93 483 867 1213 1569 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 $ in millions 1998 1999 2000 2001 2002 2003 2004 2005 2006 East -0.86 1.92 1.75 2.1 -1.93 0.62 0.48 0.36 0.29 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 $989 $77 Total Cash

2006 Total Shareholder Return Tesoro Valero Sunoco Frontier Holly ALON Marathon 0.0751 -0.0027 -0.1923 0.5635 0.7534 0.4931 0.536

Future Expectations We Value Performance.

Future Expectations Strategic Acquisitions

Overview of West Coast Acquisitions San Diego Los Angeles San Francisco Shell Los Angeles Refinery 100,000 barrels/day High complexity (16.4) Significant sour processing (2.8) 42,000 barrels/day product terminal Shell retail sites About 250 Located throughout Southern California High volume USA Petroleum 138 retail sites 72 in Northern California 58 in Southern California 6 in Washington 2 in New Mexico High Volume

Pro-Forma Tesoro System 7 Refineries 663,000 barrels per day total crude capacity 9.7 complexity Retail network of over 860 sites Over 6,000 employees Corporate Office Denver Office Singapore Office Auburn Office Long Beach Office Calgary Office London Office

Growth At The Right Price Favorable Metrics $/Complexity Barrels Los Angeles Refinery $850 - $950 TSO (ex LAR)* $1,080 Lyondell $1,575 Come-by-Chance $2,012 EV/EBITDA Combined acquired asset 3.8x Tesoro Enterprise Value* 4.0x $ in millions $ 1,630 L.A. Refinery and Shell Retail 250 Inventory (estimate) 269 USA Retail 10 Inventory $ 2,159 Total Purchase price * As announced on January 29, 2007

Anticipate $100 million of annual recurring synergies in 12 months - minimal capital required Crude Optimization Cat Feed Balance Gasoline Component Upgrades Ability to shift production of Arizona- grade gasoline into CARB Immediately Accretive To EPS And Cash Flow With Optimization

Strategic Acquisitions Improving Financial Results Acquisitions Improving Financial Results 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 West Coast Acquisitions $/share Salt Lake City & Mandan Hawaii Anacortes Golden Eagle

Improving Financial Results Period Strategic Acquisitions 2007 Organic Growth Projects

Crude Flexibility Corporate Office Denver Office Singapore Office Auburn Office Long Beach Office Calgary Office London Office ANACORTES Amine Unit and Pipeline $31 million Improves ability to process more sour feed stocks 3Q completion Annual EBITDA ^ $7 million* *Reflects internal estimates of EBITDA based on 2004-2006 average crack spread environment

Crude Flexibility Corporate Office Denver Office Singapore Office Auburn Office Long Beach Office Calgary Office London Office GOLDEN EAGLE Wharf Expansion and Crude Blending $ 23 million Reduce crude costs by increasing crude options and 100% ability to supply Golden Eagle with waterborne crudes 3Q completion Annual EBITDA ^ $42 million* *Reflects internal estimates of EBITDA based on 2004-2006 average crack spread environment

Improve Yields Corporate Office Denver Office Singapore Office Auburn Office Long Beach Office Calgary Office London Office KENAI Ultra Low Sulfur Diesel Project $63 million Sole producer of ULSD in Alaska 2Q completion Annual EBITDA ^ $13 million* *Reflects internal estimates of EBITDA based on 2004-2006 average crack spread environment

Improve Yields Corporate Office Denver Office Singapore Office Auburn Office Long Beach Office Calgary Office London Office SALT LAKE CITY Fluid Cat Cracker Modification $21 million Improves gasoline yields while processing cheaper feedstocks 2Q completion Annual EBITDA ^ $10 million* *Reflects internal estimates of EBITDA based on 2004-2006 average crack spread environment

Improve Yields & Reliability Corporate Office Denver Office Singapore Office Auburn Office Long Beach Office Calgary Office London Office ANACORTES Reformer Controls Upgrade $5 million Increases gasoline yield, reduces energy cost 4Q 2007 startup Annual EBITDA ^ $2 million* *Reflects internal estimates of EBITDA based on 2004-2006 average crack spread environment

Improve Yields & Reliability Corporate Office Denver Office Singapore Office Auburn Office Long Beach Office Calgary Office London Office GOLDEN EAGLE Control Room Modernization $50 million Improve reliability and yields 4Q completion Annual EBITDA ^ $26 million* *Reflects internal estimates of EBITDA based on 2004-2006 average crack spread environment

Future Expectations Strategic Acquisitions 2007 Internal Growth Projects 2008 Internal Growth Projects

Crude Flexibility Corporate Office Denver Office Singapore Office Auburn Office Long Beach Office Calgary Office London Office GOLDEN EAGLE Coker Modification Project $ 475 - $525 million Improves yields, reduces costs, and expands capacity to process less expensive feedstocks Achieves environmental benefits 2Q 2008 completion Annual EBITDA ^ $100 million* *Reflects internal estimates of EBITDA based on 2004-2006 average crack spread environment

# Improve Yields



JUN 6 2007

ANACORTES

Selective Hydrogenation Unit

- $28 million
- Increase production of CARB gasoline components while reducing sulfur content
- 3Q 2008 completion
- Annual EBITDA ≈ $13 million*



Calgary Office
Auburn Office
Denver Office
Long Beach Office
Corporate Office
London Office
Singapore Office

*Reflects internal estimates of EBITDA based on 2004-2006 average crack spread environment

TESORO

Improve Yields Corporate Office Denver Office Singapore Office Auburn Office Long Beach Office Calgary Office London Office ANACORTES Gasoline Blending Improvements $4 million Increases gasoline yield 2Q 2008 startup Annual EBITDA ^ $2 million* *Reflects internal estimates of EBITDA based on 2004-2006 average crack spread environment

Improve Yields & Reliability Corporate Office Denver Office Singapore Office Auburn Office Long Beach Office Calgary Office London Office KAPOLEI Control Room Modernization $12 million Improve reliability and yields 4Q 2008 completion of final phase Annual EBITDA ^ $2 million* *Reflects internal estimates of EBITDA based on 2004-2006 average crack spread environment

Future Expectations Strategic Acquisitions 2007 Internal Growth Projects 2008 Internal Growth Projects 2008+ Internal Growth Projects

Crude Flexibility Corporate Office Denver Office Singapore Office Auburn Office Long Beach Office Calgary Office London Office LOS ANGELES REFINERY 5-year Capital plan totals over $1.1 billion Improvements: $350 million(preliminary) Anticipate $125 to $150 million of annual benefit from improvement investments Reliability upgrades Conversion efficiency Crude flexibility Production Plans thousands b/d Total 121 Total 95

We Value Relationships.

People - Our Most Valuable Resource Tesoro (Spanish for Treasure) 4,000+ dedicated, hard-working employees Collaborative, adaptable, energized A culture of continuous learning A blend of cultures, experiences and management talent from numerous major companies makes Tesoro unique

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Superior West Coast margins and strong market fundamentals should generate excellent cash flow and earnings Additional growth in future cash flow and earnings From existing assets Organic growth projects focused on crude flexibility, conversion unit upgrades and refinery process control modernization From acquisitions Shell and USA Petroleum are immediately accretive to earnings and cash flow Approximately $100 million of synergies in first 12-months of operations $550 million of total EBITDA in first 12-months of operations A Clear Path To Increase Future Shareholder Value

Balanced use of free cash flow to maximize shareholder value: Dividends Debt repayment - goal to be below 40% by end of year Future organic projects Strategic acquisitions Share repurchases A Clear Path To Increase Future Shareholder Value (continued)

Forward Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, projections of refining margins, debt reduction, cash flows and capital expenditures. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "should", "will" and similar terms and phrases to identify forward- looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation.